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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2003


                              TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


           Maryland                       1-8520                   52-1145429
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number     Description
                  --------------     -----------

                      99.1 Press Release dated October 30, 2003 announcing third quarter 2003 earnings by Terra Industries Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On October 30, 2003, Terra Industries issued a press release setting forth Terra Industries Inc.'s third quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

                  The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TERRA INDUSTRIES INC.


                                       /s/ Mark A. Kalafut
                                       -----------------------------------------
                                       Mark A. Kalafut
                                       Vice President, General Counsel and
                                       Corporate Secretary


Date: October 30, 2003